United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 8, 2016

Date of Report (date of earliest event reported)

Fox Factory Holding Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive

Scotts Valley, California 95066

(Address of Principal Executive Offices) (Zip Code)

(831) 274-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 8, 2016, Fox Factory Holding Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) and Compass Group Diversified Holdings LLC (“Compass”) and Robert C. Fox, Jr., as selling stockholders (Compass, together with Mr. Fox, the “Selling Stockholders”). Pursuant to the Underwriting Agreement, Compass agreed to sell 3,500,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) owned or beneficially held by Compass (the “Offering Shares”), to the Underwriter at a price of $18.00 per share, and Mr. Fox granted the Underwriter an over-allotment option to purchase up to 525,000 shares of the Company’s Common Stock owned by Mr. Fox (the “Option Shares”) at a price of $18.00 per share, which the Underwriter exercised in full.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering and sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-203146) (the “Registration Statement”), including a prospectus supplement dated August 8, 2016 to the base prospectus contained in the Registration Statement, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. The sale of the Offering Shares pursuant to the Underwriting Agreement closed on August 12, 2016.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01	Other Events

On August 12, 2016, the Company closed the secondary public offering by the Selling Stockholders of an aggregate 4,025,000 shares of Common Stock. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 8.01 of this Current Report, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description

1.1	Copy of Underwriting Agreement, by and between Fox Factory Holding Corp., Compass Group Diversified Holdings LLC, Robert C. Fox, Jr. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated August 8, 2016

5.1	Opinion of Squire Patton Boggs (US) LLP as to the legality of the securities.

99.1	Press Release of Fox Factory Holding Corp., dated August 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date: August 12, 2016	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer and Treasurer